EXHIBIT 99.1

Alignment Healthcare Reports Second Quarter 2023 Results; Beats Outlook Across All Four Critical KPIs

  Reports $462.4 million in total revenue, up 26.2% year-over-year
  Medicare Advantage enrollment increases to approximately 112,200 members, up 17% year-over-year

ORANGE, Calif., Aug. 03, 2023 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), a tech-enabled Medicare Advantage company, today reported financial results for its second quarter ended June 30, 2023.

“Our employees continue to deliver results by putting our members first, helping us to beat guidance across all four of our key metrics, including membership, revenue, adjusted gross profit and adjusted EBITDA,” said John Kao, founder and CEO. “We are making our mission of changing health care one person at a time a reality.”

Second Quarter 2023 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2022.

  Health plan membership at the end of the quarter was approximately 112,200, up 17.0% year over year
  Total revenue was $462.4 million, up 26.2% year over year
  Health plan premium revenue of $424.7 million represented 21.0% growth year over year
  Adjusted gross profit was $53.6 million and loss from operations was ($23.7) million
    Adjusted gross profit excludes depreciation and amortization of $5.3 million and selling, general, and administrative expenses of $70.2 million (which includes $13.9 million of equity-based compensation). Adjusted gross profit also excludes an additional $1.8 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 88.4%
  Adjusted EBITDA was ($2.1) million and net loss was ($28.5) million

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
(dollars in thousands)
Loss from operations	$(23,659)	$(6,648)	$(56,148)	$(43,123)
Add back:
Equity-based compensation (medical expenses)	1,767	1,718	4,291	4,839
Depreciation (medical expenses)	69	49	130	92
Depreciation and amortization	5,195	4,180	10,116	8,130
Selling, general, and administrative expenses	70,199	61,673	140,607	135,966
Total add back	77,230	67,620	155,144	149,027
Adjusted gross profit	$53,571	$60,972	$98,996	$105,904
Adjusted gross profit %	11.6%	16.6%	11.0%	14.9%
Medical benefit ratio	88.4%	83.4%	89.0%	85.1%

Adjusted EBITDA is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
(dollars in thousands)
Net loss	$(28,494)	$(11,580)	$(65,865)	$(52,397)
Less: Net loss attributable to noncontrolling interest	17	—	104	—
Add back:
Interest expense	5,262	4,490	10,281	8,891
Depreciation and amortization	5,264	4,229	10,246	8,222
Income taxes	1	—	2	—
EBITDA	(17,950)	(2,861)	(45,232)	(35,284)
Equity-based compensation(1)	15,636	12,099	37,614	40,146
Acquisition expenses(2)	548	573	680	1,059
(Gain) loss on sublease(3)	(289)	509	(289)	509
Adjusted EBITDA	$(2,055)	$10,320	$(7,227)	$6,430

(1)	Represents equity-based compensation related to grants made in the applicable year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights ("SARs") liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO.

(2)	Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.

(3)	Represents gain or loss related to right of use (“ROU”) assets that were subleased in the respective period.

Outlook for Third Quarter and Fiscal Year 2023

	Three Months Ending September 30, 2023		Twelve Months Ending December 31, 2023
$ Millions	Low	High	Low	High
Health Plan Membership	113,500	113,700	113,500	115,500
Revenue	$440	$445	$1,760	$1,785
Adjusted Gross Profit[1]	$54	$57	$205	$217
Adjusted EBITDA[2]	($12)	($9)	($34)	($20)

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, gains or losses from subleases and equity-based compensation expense. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 5:30 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/azqemcsm. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health is a tech-enabled Medicare Advantage company that offers more than 40 benefits-rich, value-driven plans that serve 52 counties across six states. The company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVAⓇ. Based in California, the company’s mission-focused team makes high-quality, low-cost care a reality for members every day. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the quarter ending September 30, 2023, and year ending December 31, 2023. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; the impact of shortages of qualified personnel and related increases in our labor costs; and the impact of COVID-19 on our business and results of operation. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)
(Unaudited)

	June 30, 2023	December 31, 2022
Assets
Current Assets:
Cash and cash equivalents	$395,258	$409,549
Accounts receivable (less allowance for credit losses of $51 at June 30, 2023 and $0 at December 31, 2022, respectively)	88,925	92,890
Short-term investments	122,249	—
Prepaid expenses and other current assets	77,185	42,107
Total current assets	683,617	544,546
Property and equipment, net	43,032	37,169
Right of use asset, net	10,613	5,825
Goodwill and intangible assets, net	40,133	40,288
Other assets	6,151	6,035
Total assets	$783,546	$633,863
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$207,198	$170,135
Accounts payable and accrued expenses	21,271	31,980
Deferred premium revenue	147,477	308
Accrued compensation	25,905	27,538
Total current liabilities	401,851	229,961
Long-term debt, net of debt issuance costs	161,378	160,902
Long-term portion of lease liabilities	9,205	3,698
Total liabilities	572,434	394,561
Commitments and Contingencies
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 and 100,000,000 shares authorized as of June 30, 2023 and December 31, 2022, respectively; no shares issued and outstanding as of June 30, 2023 and December 31, 2022	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of June 30, 2023 and December 31, 2022; 188,512,765 and 187,280,015 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	188	187
Additional paid-in capital	1,007,794	970,180
Accumulated deficit	(798,002)	(732,241)
Total Alignment Healthcare, Inc. stockholders' equity	209,980	238,126
Noncontrolling interest	1,132	1,176
Total stockholders' equity	211,112	239,302
Total liabilities and stockholders' equity	$783,546	$633,863

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues:
Earned premiums	$456,877	$366,180	$891,689	$711,472
Other	5,502	294	9,845	528
Total revenues	462,379	366,474	901,534	712,000
Expenses:
Medical expenses	410,644	307,269	806,959	611,027
Selling, general, and administrative expenses	70,199	61,673	140,607	135,966
Depreciation and amortization	5,195	4,180	10,116	8,130
Total expenses	486,038	373,122	957,682	755,123
Loss from operations	(23,659)	(6,648)	(56,148)	(43,123)
Other expenses:
Interest expense	5,262	4,490	10,281	8,891
Other expenses (income)	(428)	442	(566)	383
Total other expenses	4,834	4,932	9,715	9,274
Loss before income taxes	(28,493)	(11,580)	(65,863)	(52,397)
Provision for income taxes	1	—	2	—
Net loss	$(28,494)	$(11,580)	$(65,865)	$(52,397)
Less: Net loss attributable to noncontrolling interest	17	—	104	—
Net loss attributable to Alignment Healthcare, Inc.	$(28,477)	$(11,580)	$(65,761)	$(52,397)
Total weighted-average common shares outstanding - basic and diluted	185,991,460	181,262,640	184,560,652	180,075,014
Net loss per share - basic and diluted	$(0.15)	$(0.06)	$(0.36)	$(0.29)

Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Six Months Ended June 30,
	2023	2022
Operating Activities:
Net loss	$(65,865)	$(52,397)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for credit loss	51	111
(Gain) loss on sublease	(289)	509
Depreciation and amortization	10,246	8,222
Amortization-investment discount	(1,716)	—
Amortization-debt issuance costs	734	1,140
Amortization of payment-in-kind interest	—	2,170
Equity-based compensation	37,614	40,146
Non-cash lease expense	1,348	1,415
Changes in operating assets and liabilities:
Accounts receivable	3,914	(39,609)
Prepaid expenses and other current assets	(35,077)	(6,586)
Other assets	(112)	(150)
Medical expenses payable	37,063	47,985
Accounts payable and accrued expenses	(8,996)	(3,099)
Deferred premium revenue	147,169	(53)
Accrued compensation	(1,632)	940
Lease liabilities	(2,165)	(2,028)
Net cash provided by (used in) operating activities	122,287	(1,284)
Investing Activities:
Purchase of business, net of cash received	—	(1,113)
Purchase of investments	(156,943)	(1,100)
Sale of investments	36,150	1,000
Acquisition of property and equipment	(15,845)	(10,769)
Net cash used in investing activities	(136,638)	(11,982)
Financing Activities:
Repurchase of noncontrolling interest	—	(100)
Contributions from noncontrolling interest holders	60	—
Net cash provided by (used in) financing activities	60	(100)
Net decrease in cash	(14,291)	(13,366)
Cash, cash equivalents and restricted cash at beginning of period	411,299	468,350
Cash, cash equivalents and restricted cash at end of period	$397,008	$454,984
Supplemental disclosure of cash flow information:
Cash paid for interest	$8,986	$5,565
Supplemental non-cash investing and financing activities:
Asset acquisition cost included in accounts payable and accrued expenses
Acquisition of property in accounts payable	$42	$232
Purchase of business in accounts payable	$—	$240

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the total above:

	June 30, 2023	June 30, 2022
Cash and cash equivalents	$395,258	$453,234
Restricted cash in other assets	1,750	1,750
Total	$397,008	$454,984

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, gains or losses on subleases and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses, excluding depreciation and equity-based compensation, by total revenues in a given period.

Adjusted Gross Profit

Adjusted gross profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Maggie Habib
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com